SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 18, 1998


                       BEST MEDICAL TREATMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

                            GAENSEL GOLD MINES, INC.

                                  (Former Name)

                                     Nevada
                 (State or other jurisdiction of incorporation)


               0-12825                                            84-0916272
(Commission File Number)                       (IRS Employer Identification No.)


45110 Club Drive, Suite B, Indian Wells, California                   92210
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code            (619) 360-1042
                                                                --------------

Item 5.    Other Events

           Gaensel Gold Mines, Inc. (the "Registrant") has changed its name to Best Medical
Treatment Group, Inc.; Lifeline Medical Information Systems, Inc., a subsidiary of the Registrant,
has changed its name to Best Medical Treatment, Inc. ("Best Medical").

           Best Medical is a medical information company that is able to match the needs of an individual foreign patient with the best doctors and hospitals in the United States capable of treating the patient

           Over 100 million people, living outside the United States, can afford medical treatment in the US. The United States is recognized throughout the world as having the most advanced medical treatment available. In the past year John Hopkins Hospital had an increase from 600 foreign patients to over 6,000.

           To identify the best doctors and hospitals in the United States, Best Medical developed a proprietary search protocol and rating system that covers over 5,000 US hospitals, 600,000 US physicians, 4,000 medical journals, 10,000,000 medical references, 100 medical data bases, and numerous surveys rating doctors and hospitals.

           Many financially capable foreign patients don't seek treatment in the United States. Management believes that most foreigners are intimidated by the many barriers involved in the process. Foreign physicians and patients are not knowledgeable of which US doctors and hospitals are leaders in a particular specialty. Language and cultural barriers, transfer of foreign language medical records, financial arrangements, visas, passports, and travel logistics, are all obstacles. Best Medical manages all of the above matters, plus many others, to remove all barriers to medical treatment in the United States.

           To arrange treatment by the best doctors and best hospitals in the United States, Best Medical first had to determine the identity of the best doctors and hospitals. This necessitated that Best Medical established criteria to enable the company to rate doctors and hospitals, on a specialty by specialty basis. In specialties such as AIDS, cardiology, cancer, organ transplants, etc. a heavy emphasis was placed on mortality rates. In specialties such as pediatrics, psychiatry, ophthalmology, and rehabilitation, emphasis is placed elsewhere. Best Medical then conducted multidimensional research on over 5,000 US hospitals and 600,000 US physicians, 20,000 medical journals, 185 medical data bases, and numerous surveys rating doctors and hospitals.

           After accessing Best Medical's internal medical library/database the company conducts an outside search following a proprietary search protocol. The protocol calls for an systematic search of multiple medical data bases, medical libraries and medical journals. The search also encompasses accessing government reports publications, and medical certification and disciplinary boards. At the conclusion of the search, Best Medical is able to match the best qualified US physicians and hospitals to the precise medical needs of a particular patient

           Once advised of a patients diagnosis and medical needs, Best Medical commences a search to determine the three best doctor-hospital combinations in the US most capable of treating that particular patient. The search research results immediately communicated to the patient's physician by telephone, followed by a full written report sent by overnight mail. The report will explain why each doctor-hospital team was selected along with detailed information on their history and capabilities.

           Once a patient makes a selection, Best Medical will make all of the arrangements for the patient to come under the care of the selected physician and hospital. This service includes transfer of medical records, arranging for the selected doctor and hospital team to treat the patient, cost estimates from physicians and hospitals, travel arrangements, visas and passports, travel arrangements, housing, and payment arrangements.

           Best Medical receives a discount from hospitals and physicians similar to an insurance company or Health Maintenance Organization. This discount ranges from 10% to 30% depending of the particular doctor and hospital. Best Medical passes the entire discount on to the patient. This discount will more than reimburse the patient for Best Medical's fees. For researching and identifying the three best hospitals and doctors in the United States Best Medical charges a fee of $3,500. For making all of the medical arrangements for a patient to come under the care of the selected physician and hospital, Best Medical charges a fee equal to 10% of the costs of the medical costs.

           Best Medical is a true information age company. Without the Internet and the World Wide Web, Best Medical could not exist. Best Medical's core asset is its medical library/database and search protocol. Best Medical's information is partly contained in medical textbooks, partly in cyberspace, and partly on the Company's inhouse computers. Best Medical's medical/database is so new and unique that there are no copyright laws to protect Best Medical's database from being cloned or pirated. To protect its library/database, Best Medical stores parts of its database on different computers, at different locations. Best Medical's core computer, which contains search protocols and indexes, is under the joint control of the CEO and Executive Vice President of the company and never "on line".

           Most of the information needed to determine the best doctors and hospitals is already in Best Medical's database. Prior to producing report Best Medical conducts an on line search to determine whether any new data is available anywhere in the United States that could influence our recommendation. The total research cost is approximately $500, while the average cost to make arrangements with the selected physician and hospital is about $500. The average fee is expected to be $10,000, leaving $9,000 after costs.

           Best Medical will market its service to through foreign physicians and hospitals. The company will attend medical conventions and seminars in foreign countries. Best Medical believes doctors will use our service once we have an opportunity to demonstrate or research ability.

           Best Medical will introduce its service in South America, in spring 1998. The introduction is expected to take six months, after which the company will add staff in the US and commence commercial operations. Best Medical anticipates expansion into Central America and Mexico in the last quarter of 1999. In 1999 the company expects to introduce its services in both the Middle East and China.

           The principal market that might be difficult for Best Medical is Western Europe, where the quality of medical treatment is high and many patients may not feel the need to be treated in the United States.

Safe Harbor under the Private Securities Litigation Reform Act of 1995

    The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. The Company desires to take advantage of the "safe harbor" provisions of the Act. Certain information, particularly information regarding future economic performance and finances and plans and objectives of management, contained in this Current Report on Form 8-K.

Financial Information

           The following financial information is presented regarding the Registrant. See the Registrant's Form 10-Q for the Quarterly Period Ended July 31, 1997.


                     GAENSEL GOLD MINES, INC. & SUBSIDIARY
                      (A Company in the Development Stage)
                                  BALANCE SHEET

                                                                   July 31,                   April 30,
ASSETS                                                               1997                       1997
CURRENT ASSETS
Cash and Equivalents                                          $           10,048        $           18,876
Stock Subscription Receivable                                                800                       800
Prepaid Rent                                                               1,997                     1,997
Deposits                                                                  30,000                         -
         Total Current Assets                                 $           42,845        $           21,673

OTHER ASSETS
Property & Equipment - Net                                               136,564                   155,957
Intangibles                                                                    1                         1
Organization  Costs - Net                                                    466                         -

     Total Other Assets                                                  137,031                   155,598

TOTAL  ASSETS                                                 $          179,876        $          177,631

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts Payable                                              $            7,635        $            7,635
Accrued Expenses                                                           4,732                     3,000
Advamces Related Parties                                                  12,861                         -
         TOTAL LIABILITIES                                    $           25,228        $           10,635





STOCKHOLDERS' EQUITY
 Common  Stock                                                             1,018                     1,018
Additional paid in capital                                               560,862                   560,862
(Deficit) accumulated during
   development stage                                                   (407,232)                 (394,884)

TOTAL STOCKHOLDERS'
  TOTAL EQUITY                                                           154,648                   166,996

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                                       $          179,876        $          177,631

                 See accompanying Notes to Financial Statements
                                      - 2 -

                     GAENSEL GOLD MINES, INC. & SUBSIDINARY
                      (A Company in the Development Stage)
                             STATEMENT OF 0PERATIONS


                                                   For Three Months Ended              For Nine Months Ended
                                                          July 31,                            July 31
                                                    1997             1996             1997             1996

REVENUES                                     $               -                - $              -                  -
COSTS AND EXPENSES
   Selling, General and
     Administrative                                     20,745                -           32,662            100,000

 INCOME (LOSS) FROM
   OPERATIONS                                $        (20,745) -              $ (32,662)                      (100,000)

NON OPERATING
  INCOME                                                     -                -                -                  -

INTEREST INCOME
 (EXPENSE)                                                   -                -                -                  -

NON OPERATING
 (EXPENSE)                                                   -                -                -                  -
NET INCOME (LOSS)
ACCUMULATED DURING
DEVELOPMENT STAGE                            $        (20,745) -              $ (32,662)                    (100,000)
Income (Loss) Per Share                      $          (0.02)                - $         (0.03)  $          (0.05)

Weighted  Average Number
     of Shares                                       1,018,379        1,018,379        1,018,379          2,072,925
  Shares Outstanding                                 1,018,379        2,079,925        1,018,379          2,072,925







                 See accompanying Notes to Financial Statements
                                      - 3 -

                      GAENSEL GOLD MINES, INC. & SUBSIDIARY
                      (A Company in the Development Stage)
                             STATEMENT OF CASH FLOWS


                                                    For Nine Months Ended             For Three Months Ended
                                                          July 31,                            July 31
                                                    1997             1997             1997             1997
Net Income(Loss)                             $       (100,000)     (304,530)            (100,000)       (20,745)
Adjustments -
  shares issued for services                           100,000                -          100,000                  -

Increase in Other Assets                                     -            (466) -                 (466)

Depreciation                                                 -           19,393                -             19,393
Increase in Accrued Expenses                                 -            4,732                -              1,732
Increase in Prepaid Rent                                     -          (1,997) -                 -
Increase in Stock Subscription
   Receivable                                                -            (800) -                 -
Increase in Advances from
   Related Parties                                           -           12,861                -             12,861
Increase in Deposits                                         -         (30,000) -                 (30,000)
CASH (USED) BY
   OPERATING ACTIVITIES                                      -        (300,807) -                 (17,225)

CASH (USED) IN INVESTING
   ACTIVITIES; ACQUISITION
    PROPERTY & EQUIPMENT                                     -        (155,957) -                 -
        SUB TOTAL                                            -        (456,764) -                 (17,225)

CASH FLOW FROM FINANCING
   ACTIVITIES; ISSUANCE OF
   COMMON STOCK                                              -         466,236*                -             8,397*

INCREASE(DECREASE)
    IN CASH                                                  -            9,472                -            (8,828)

BEGINNING CASH BALANCE                                       -              576                -             18,876
ENDING CASH BALANCE                          $               -           10,048                -             10,048
*Corrections to prior Quarter 4/30/97


                  See accompanying Note to Financial Statements

                      GAENSEL GOLD MINES, INC. & SUBSIDIARY
                      (A Company in the Development Stage)

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                  JULY 31, 1997


1.     General

        The accompanying financial statements are unaudited, but in the opinion of the management of the Company, contain all adjustments, consisting of only normal recurring accruals, necessary to present fairly the financial position at July 31, 1997, the results of operation for the three and nine months ended July 31, 1997 and 1996, and the cash flows for the three and nine months ended July 31, 1997 and 1996. Certain information and footnote disclosures normally included in financial statements that have been prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although management of the Company believes that the disclosure in these financial statements are adequate to make the information presented therein not misleading. For further information, refer to the financial statements and footnotes thereto for the fiscal year ended October 31, 1996 included in the Company's Form 10-K and the prior Quarterly 10Qs filed for the periods ending January 31, and April 30, 1997.

        The results of operations for the three and nine months ended July 31, 1997, are not necessarily indicative of the results of operations to be expected for the full fiscal year ending October 31, 1997.

2.     Shareholder's Equity

        The Company effected a 1-for-10 reverse stock split in February, 1997 and issued 800,000 additional shares to aqcuire Lifeline Medical Information Systems, Inc. ("Lifeline"). For further information, refer to the financial statements and footnotes thereto for the prior quarter ending April 30, 1997 included in the Company's form 10Q.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            January 16, 1998                     GAENSEL GOLD MINES, INC.

                                               By:      /s/ Robert Filiatreaux
                                                    Name:    Robert Filiatreax
                                                           Title:    President